Exhibit 99.1

Contacts:	Michael Mitchell (Media)	Dexter Congbalay (Investors)
	+1-847-943-5678	+1-847-943-5454
	news@mdlz.com	ir@mdlz.com

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO, OR TO ANY PERSON LOCATED OR RESIDENT IN, ANY JURISDICTION WHERE IT IS UNLAWFUL TO RELEASE, PUBLISH OR DISTRIBUTE THIS DOCUMENT. PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES ARE REQUIRED BY THE COMPANY, THE DEALER MANAGERS AND THE TENDER AGENT TO INFORM THEMSELVES ABOUT, AND TO OBSERVE, ANY SUCH RESTRICTIONS.

Mondelēz International Announces Tender Offer for its £350,000,000 7.25% Notes due 2018

DEERFIELD, Ill. – November 17, 2015 – Mondelēz International, Inc. (formerly known as Kraft Foods Inc.) announces today its invitation to eligible holders (subject to the offer restrictions referred to below) of its outstanding £350,000,000 7.25 per cent. Notes due July 2018 (ISIN: XS0377058614) (the “Notes”) to tender their Notes for purchase by the Company for cash (the “Offer”).

The Offer is made on the terms and subject to the conditions set out in the Tender Offer Memorandum dated November 17, 2015 (the “Tender Offer Memorandum”).

Copies of the Tender Offer Memorandum are available from the Tender Agent as set out below and will be made available on the Company’s website at www.mondelezinternational.com/investors. Capitalized terms used in this announcement but not defined have the meanings given to them in the Tender Offer Memorandum.

Company	Notes	ISIN	Amount Outstanding	Benchmark Reference Security	Fixed Spread	Acceptance Amount
Mondelēz International, Inc.	£350,000,000 7.25%. Notes due July 2018	XS0377058614	£350,000,000	1.250 per cent. UK Treasury Gilt due 2018 (ISIN: GB00B8KP6M44)	+85 bps	Any and all

Rationale for the Offer

The purpose of the Offer is to optimize the Company’s debt maturity profile, refinance debt maturities in advance and take advantage of current favorable market conditions.

Details of the Offer

The Company will pay on the Settlement Date for the Notes validly tendered (and not validly revoked) and accepted by it for purchase pursuant to the Offer a purchase price (the “Purchase Price”) to be determined at or around 14:00 hours (London time) / 9:00 hours (New York City time) (the “Pricing Time”) on November 25, 2015 (the “Pricing Date”) in the manner described in the Tender Offer Memorandum by reference to the sum (such sum, the “Purchase Yield”) of (a) a fixed spread of +85 bps (the “Fixed Spread”) and (b) the Benchmark Reference Security Yield.

The Purchase Price will be determined in accordance with market convention and expressed as a percentage of the nominal amount of the Notes, and is intended to reflect a yield to maturity of the Notes on the Settlement Date equal to the Purchase Yield.

The Company will also pay an Accrued Interest Payment in respect of all Notes validly tendered and delivered (and not validly revoked) and accepted for purchase by the Company pursuant to the Offer.

Financing

Prior to the Settlement Date, the Company intends to offer and sell new debt securities of the Company (the “New Notes”). Notwithstanding any other provision of the Offer, the Company’s obligation to accept for purchase, and to pay for, any Notes validly tendered (and not validly revoked) and accepted for purchase pursuant to the Offer, is conditional upon the net proceeds of the New Notes being sufficient to purchase all Notes validly tendered (and not validly revoked) and accepted for purchase by the Company and to pay all fees and expenses in connection with the Offer (the “Financing Condition”). The Company reserves the right, in its sole discretion, to waive any and all conditions of the Offer, including the Financing Condition, on or prior to the Expiration Deadline.

Tender Instructions

In order to participate in, and be eligible to receive the Purchase Price and Accrued Interest Payment pursuant to, the Offer, Noteholders must validly tender their Notes by delivering, or arranging to have delivered on their behalf, a valid Tender Instruction that is received by the Tender Agent by 16:00 hours (London time) / 11:00 hours (New York City time) on November 24, 2015 (the “Expiration Deadline”).

Tender Instructions may be revoked at any time on or before (1) the earlier of (a) the expiration deadline and (b) in the event that the offer is extended, the 10th business day after commencement of the offer and (2) at any time after the 60th business day after commencement of the offer if for any reason the offer has not been consummated within 60 business days after commencement.

Noteholders wishing to exercise any right of revocation as set out above should do so in accordance with the procedures set out in “Procedures for Participating in the Offer” in the Tender Offer Memorandum. Beneficial owners of Notes that are held through an intermediary are advised to check with such entity when it would require receipt of instructions to revoke a tender of Notes in the Offer in order to meet the above deadline.

Tender Instructions must be submitted in respect of a nominal amount of Notes of no less than £50,000, being the minimum denomination of the Notes, and may be submitted in integral multiples of £1,000 above £50,000. A separate Tender Instruction must be completed on behalf of each beneficial owner.

Indicative Timetable for the Offer

Events	Times and Dates
Commencement of the Offer	November 17, 2015

Expiration Deadline	16:00 hours (London time) / 11:00 hours (New York City time), on November 24, 2015

Pricing Date and Pricing Time	November 25, 2015 at or around 14:00 hours (London time) / 9:00 hours (New York City time)

Announcement of Result of Offer	As soon as reasonably practicable after the Pricing Time

Settlement Date	November 30, 2015

The Company reserves the right, in its sole discretion, not to accept any Tender Instructions, not to purchase Notes or to extend, re-open, withdraw or terminate the Offer and to amend or waive any of the terms and conditions of the Offer in any manner, subject to applicable laws and regulations.

Noteholders are advised to check with any bank, securities broker or other intermediary through which they hold Notes when such intermediary would require to receive instructions from a Noteholder in order for that Noteholder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Offer before the deadlines specified above. The deadlines set by any such intermediary and each Clearing System for the submission of Tender Instructions will be earlier than the relevant deadlines specified above. If a Noteholder desires to tender its Notes and such Noteholder’s Notes are not immediately available, or time will not permit such Noteholder’s Notes or Tender Instructions to reach the Tender Agent before the Expiration Deadline, or the procedure for book entry transfer cannot be completed on a timely basis, a tender may be effected if the Tender Agent receives, by the Expiration Deadline, a notice of guaranteed delivery stating that the tender is being made and guarantees that on or before 16:00 hours (London time) / 11:00 hours (New York City time) on November 30, 2015 or, if the Expiration Deadline is extended by the

Issuer, at the time and on the date specified by the Issuer in any announcement of such extension, the Tender Instructions shall be delivered to the Tender Agent. A copy of the form of notice of guaranteed delivery is available from the Tender Agent via email at exchange.gats@citi.com and on the Company’s website at www.mondelezinternational.com/investors. If a Noteholder delivers a notice of guaranteed delivery on or prior to the Expiration Deadline and delivers the Tender Instructions within the timeframe described in the preceding sentence, the Company will arrange for a separate prompt settlement arrangement to accommodate settlement for such Noteholders.

Unless stated otherwise, announcements in connection with the Offer will be made via RNS and will be made available on the Company’s website at www.mondelezinternational.com/investors. Such announcements may also be made by (i) the issue of a press release, including to a Notifying News Service and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the Tender Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to the Clearing Systems and Noteholders are urged to contact the Tender Agent for the relevant announcements relating to the Offer.

Noteholders are advised to read carefully the Tender Offer Memorandum for full details of and information on the procedures for participating in the Offer.

Barclays Bank PLC, Goldman Sachs International and HSBC Bank plc are acting as Dealer Managers for the Offer and Citibank N.A., London Branch is acting as Tender Agent.

Questions and requests for assistance in connection with the Offer may be directed to the Lead Dealer Managers.

Lead Dealer Managers

Barclays Bank PLC 5 The North Colonnade Canary Wharf London E14 4BB United Kingdom Telephone: +44 (0) 20 3134 8515 Attention: Liability Management Group Email: eu.lm@barclays.com

Goldman Sachs International

Peterborough Court

133 Fleet Street

London EC4A 2BB

United Kingdom

Telephone: +44 (0) 20 7774 9862

Attention: Liability Management Group

Email: liabilitymanagement.eu@gs.com

Co-Dealer Manager HSBC Bank plc 8 Canada Square Canary Wharf London E14 5HQ United Kingdom

Questions and requests for assistance in connection with the delivery of Tender Instructions may be directed to the Tender Agent.

Tender Agent

Citibank N.A., London Branch

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

Telephone: +44 20 7508 3867

Attention: Exchange Team

Email: exchange.gats@citi.com

DISCLAIMER This announcement must be read in conjunction with the Tender Offer Memorandum. This announcement and the Tender Offer Memorandum contain important information which should be read carefully before any decision is made with respect to the Offer. If you are in any doubt as to the contents of this announcement or the Tender Offer Memorandum or the action you should take, you are recommended to seek your own financial and legal advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offer. None of the Dealer Managers, the Tender Agent and the Company makes any recommendation as to whether Noteholders should tender Notes for purchase pursuant to the Offer.

None of the Dealer Managers, the Tender Agent and any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Company, the Notes or the Offer contained in this announcement or in the Tender Offer Memorandum. None of the Dealer Managers, the Tender Agent and any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Offer, and accordingly none of the Dealer Managers, the Tender Agent and any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by the Company to disclose information with regard to the Company or the Notes which is material in the context of the Offer and which is not otherwise publicly available.

OFFER AND DISTRIBUTION RESTRICTIONS

Neither this announcement nor the Tender Offer Memorandum constitutes an invitation to participate in the Offer in any jurisdiction in which, or to any person to or from whom, it is unlawful to make such invitation or for there to be such participation under applicable securities laws. The distribution of this announcement and the Tender Offer Memorandum in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Tender Offer Memorandum comes are required by each of the Company, the Dealer Managers and the Tender Agent to inform themselves about and to observe any such restrictions.

United Kingdom

The communication of this announcement, the Tender Offer Memorandum and any other documents or materials relating to the Offer is not being made, and such documents and/or materials have not been approved, by an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000. Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to those persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or persons who are within Article 43(2) of the Financial Promotion Order or any other persons to whom it may otherwise lawfully be made under the Financial Promotion Order.

France

The Offer is not being made, directly or indirectly, to the public in the Republic of France (“France”). Neither this announcement, the Tender Offer Memorandum nor any other documents or materials relating to the Offer have been or shall be distributed to the public in France and only (i) providers of investment services relating to portfolio management for the account of third parties (personnes fournissant le service d’investissement de gestion de portefeuille pour compte de tiers) and/or (ii) qualified investors (investisseurs qualifiés) other than individuals, in each case acting on their own account and all as defined in, and in accordance with, Articles L.411-1, L.411-2 and D.411-1 to D.411-3 of the French Code Monétaire et Financier, are eligible to participate in the Offer. This announcement, the Tender Offer Memorandum and any other document or material relating to the Offer have not been and will not be submitted for clearance to nor approved by the Autorité des marchés financiers.

Italy

None of the Offer, this announcement, the Tender Offer Memorandum or any other documents or materials relating to the Tender Offer have been or will be submitted to the clearance procedure of the Commissione Nazionale per le Società e la Borsa (“CONSOB”).

The Offer is being carried out in the Republic of Italy as exempted offers pursuant to article 101-bis, paragraph 3-bis of the Legislative Decree No. 58 of 24 February 1998, as amended (the “Financial Services Act”) and article 35-bis, paragraph 4 of CONSOB Regulation No. 11971 of 14 May 1999.

Noteholders, or beneficial owners of the Notes, can tender some or all of their Notes pursuant to the Offer through authorized persons (such as investment firms, banks or financial intermediaries permitted to conduct such activities in Italy in accordance with the Financial Services Act, CONSOB Regulation No. 16190 of 29 October 2007, as amended from time to time, and Legislative Decree No. 385 of September 1, 1993, as amended) and in compliance with applicable laws and regulations or with requirements imposed by CONSOB or any other Italian authority.

Each intermediary must comply with the applicable laws and regulations concerning information duties vis-à-vis its clients in connection with the Notes or the Offer.

General

Neither this announcement, the Tender Offer Memorandum nor the electronic transmission thereof constitutes an offer to buy or the solicitation of an offer to sell Notes (and tenders of Notes for purchase pursuant to the Offer will not be accepted from Noteholders) in any circumstances in which such offer or solicitation is unlawful. In those jurisdictions where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer and the Dealer Managers or any of its affiliates is such a licensed broker or dealer in any such jurisdiction, the Offer shall be deemed to be made by the Dealer Managers or such affiliate, as the case may be, on behalf of the Company in such jurisdiction.

Each Noteholder participating in the Offer will be deemed to give certain representations in respect of the jurisdictions referred to above and generally as set out in the Tender Offer Memorandum under the heading “Procedures for Participating in the Offer”. Any tender of Notes for purchase pursuant to the Offer from a Noteholder that is unable to make these representations will not be accepted.

Each of the Company, the Dealer Managers and the Tender Agent reserves the right, in its sole and absolute discretion, to investigate, in relation to any tender of Notes for purchase pursuant to the Offer, whether any such representation given by a Noteholder is correct and, if such investigation is undertaken and as a result the Company determines (for any reason) that such representation is not correct, such tender or submission may be rejected.

About Mondelēz International

Mondelēz International, Inc. (NASDAQ: MDLZ) is a global snacking powerhouse, with pro forma 2014 revenue of more than $30 billion. Creating delicious moments of joy in 165 countries, Mondelēz International is a world leader in biscuits, chocolate, gum, candy and powdered beverages, with billion-dollar brands such as Oreo, LU and Nabisco biscuits; Cadbury, Cadbury Dairy Milk and

Milka chocolate; Trident gum and Tang powdered beverages. Mondelēz International is a proud member of the Standard and Poor’s 500, NASDAQ 100 and Dow Jones Sustainability Index. Visit www.mondelezinternational.com or follow us on Twitter at www.twitter.com/MDLZ.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words, and variations of words, such as “will,” “intend” and similar expressions are intended to identify our forward-looking statements, including, but not limited to, statements about the terms and conditions of, and completion of, the tender offer or the concurrent notes offering. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those indicated in our forward-looking statements. Please see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K. Mondelēz International disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.